Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 545,868,953.43
Previously Paid Amount	0.00
Total Fee Amount	83,572.54
Total Offset Amount	0.00
Net Fee	$ 83,572.54
Final Prospectus	false